UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 1, 2005

Cabot Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5667	04-2271897
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Seaport Lane, Suite 1300, Boston, Massachusetts		02210-2019
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-345-0100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On June 1, 2005, Cabot Corporation issued a press release announcing that it has received notification from the European Commission that the Commission's investigation into possible price-fixing within the European carbon black industry has been closed. The text of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

99 Press release issued by Cabot Corporation on June 1, 2005 announcing that it has received notification from the European Commission that the Commission's investigation into possible price-fixing within the European carbon black industry has been closed.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cabot Corporation

June 1, 2005	By:	John A. Shaw

Name: John A. Shaw
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99	Press release issued by Cabot Corporation on June 1, 2005 announcing that it has received notification from the European Commission that the Commission's investigation into possible price-fixing within the European carbon black industry has been closed.